Exhibit 99.2

Rurban Financial Corp. 2005 ANNUAL MEETING WELCOME!

Cautionary Statement Regarding Forward-looking Information Rurban would like to remind everyone that comments made during this presentation regarding Rurban's anticipated future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and, therefore, involve risks and uncertainties that could cause results or developments to differ significantly from those indicated in these statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, insurance and mortgage industries, competitive factors specific to markets in which Rurban and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events and other factors. Forward-looking statements speak only as of the date on which they are made, and Rurban undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made to reflect unanticipated events. All subsequent written and oral forward-looking statements attributable to Rurban or any person acting on our behalf are qualified by these cautionary statements.

Agenda Chairman's Remarks CFO Highlights CEO Perspective Question and Answer Session

Chairman's Remarks Steve VanDemark Board Chairman Rurban Financial Corp.

Board of Directors Rurban Financial Corp. Director Tom Buis Tom Callan John Compo John Fahl Robert Fawcett, Jr. Dick Hardgrove Eric Hench Ken Joyce Rita Kissner Steve VanDemark J. Michael Walz Responsibility Corporate Governance, Chairman Director Director Compensation Committee, Chairman Audit Committee, Chairman Audit Committee, Financial Expert Director President and CEO Director Executive / Compliance, Chairman Directors Loan Review, Chairman

Chairman's Overview Correction of Previous Problems Consistent, Experienced Management Team Implemented Proven Strategies Controls in Place Progress Through 2005 Reduce High Level of Non-Earnings Assets Reduce High Professional Fees Looking Forward to a Strong 2006

Future Direction Improve Profitability Increase Dividend Grow Franchise Value Prudently Accretively Franchise Targets Banking - Northwest Ohio Data Processing - Midwest Chairman's Overview

Chairman's Comments Our Charge as the Representatives of Our Shareholders Sound Progress Building Franchise Value Building Shareholder Value

Chairman's Comments Retiring SB&T Directors Thank You for 22 Years of Service! Lee Kaemming since 1983 Jack Moore since 1983

Chief Financial Officer Remarks Jim Adams EVP and CFO Rurban Financial Corp.

2003 - 2004 Financial Highlights Year End Year End ($000) 12/31/04 12/31/03 Assets (millions) $415.3 $435.3 Diluted EPS Net Interest Income 0.60 12,077 2.70 13,802 Prov. For Loan Losses (399) 1,202 Non-Interest Income 16,691 34,687 Non-Interest Expense 25,324 28,678 Net Income $2,734 $12,305

Financial Highlights Quarter Ended Quarter Ended March 31 March 31 ($000) 2005 2004 Assets (millions) $414.5 $421.8 Diluted EPS Net Interest Income .14 2,997 .13 2,984 Prov. For Loan Losses -0- 150 Non-Interest Income 4,411 4,335 Non-Interest Expense 6,520 6,289 Net Income $638 $612

Diluted Earnings Per Share 4Q'03 1Q'04 2Q'04 3Q'04 4Q'04 1Q'05 EPS 0.07 0.13 0.16 0.15 0.16 0.14

Total Revenue 4Q'03 1Q'04 2Q'04 3Q'04 4Q'04 1Q'05 Net Interest Income 2.9 3 2.9 3.1 3 3 Non-Interest Income 3.7 4.3 4.1 4.1 4.2 4.4 Dollars in Millions $7.3 $7.2 $7.0 $7.4 $6.6 $7.2

Return on Average Equity 4Q'03 1Q'04 2Q'04 3Q'04 4Q'04 1Q'05 0.0271 0.0502 0.0584 0.0573 0.0569 0.0508

Return on Average Assets 4Q'03 1Q'04 2Q'04 3Q'04 4Q'04 1Q'05 0.003 0.0057 0.0068 0.0066 0.0069 0.0062

Relative Price Performance Relative Price Performance

CEO Remarks Ken Joyce President and CEO Rurban Financial Corp.

Introductions The State Bank and Trust Company Rob Constien Dean Miller Hank Thiemann David Anderson President and CEO Senior Lender Chief Operating Officer, SB&T; President and CEO, RFCBC, Inc. Regional President, Lima Region

Introductions Other Rurban Companies Jim Adams Kurt Kratzer Jeff Sewell EVP and Chief Financial Officer RDSI, President Reliance Financial Services, President and CEO

CEO Remarks Organization Structure Progress How Do Recently Announced Events Fit Strategic Direction Future of Organization

Organization Structure What we do: Community Banking Trust Services Bank Data Processing

Organization Structure How We Are Structured:

Progress Dividend Authorized on February 3, 2005 Written Agreement Released February 17, 2005 Lima Branch Acquisition Plan Announced March 17, 2005 Exchange Bank Acquisition Plan Announced April 13, 2005

Progress 4Q'03 1Q'04 2Q'04 3Q'04 4Q'04 1Q'05 51.4 41.6 35.9 29.6 25.6 22.5 Improved Asset Quality - Classified Loans Dollars in Millions

Progress Revenue Growth State Bank and Trust 4Q'03 1Q'04 2Q'04 3Q'04 4Q'04 1Q'05 4 4.1 4.2 4.5 4.1 4.1 Dollars in Thousands

Progress Revenue Growth Reliance Financial Services Dollars in Thousands 4Q'03 1Q'04 2Q'04 3Q'04 4Q'04 1Q'05 726.9 886.9 753.6 746.5 792.7 838

Progress RDSI Growth Five Year Compounded Average Growth Rate - Revenue 15.45% Five Year Compounded Average Growth Rate - Net Income 42.06%

Progress Revenue Growth RDSI Dollars in Millions 4Q'03 1Q'04 2Q'04 3Q'04 4Q'04 1Q'05 2.6 3 2.7 2.9 3 3.2

How Do Current Events Fit Strategic Direction SB&T Lima Exchange Target Markets Paulding County Findlay Bowling Green

How Do Current Events Fit Strategic Direction Lima Branch Acquisition Opportunity (1) Population 2000 Defiance County 39,500 Allen County 108,473 Average Annual Employment-Private Sector 2000 Defiance County 16,434 Allen County 52,174 Ohio Department of Development, Office of Strategic Research

How Do Current Events Fit Strategic Direction Lima Branch Acquisition Strategy Short Term (12-18 Months) Generate $20 - $25 million of New Loans Annually Build Deposits of $5 - $10 Million Annually Build Strong Local Presence Provide Accretive 2006 Earnings

How Do Current Events Fit Strategic Direction Lima Branch Acquisition Strategy Mid Term (18 Months - 5 Years) Create a Separate Lima Based Bank Local Investors Branch Growth in Market Build Reliance Trust Business in Lima Footprint

How Do Current Events Fit Strategic Direction Exchange Bank Acquisition Opportunity (1) Population 2000 Defiance County 39,500 Wood County 121,065 Lucas County 455,054 Average Annual Employment-Private Sector 2000 Defiance County 16,434 Wood County 47,508 Lucas County 209,566 Ohio Department of Development, Office of Strategic Research

How Do Current Events Fit Strategic Direction Exchange Bank Acquisition Strategy Separate Community Bank Focus on Growth Areas Sylvania Holland Perrysburg Build Trust Business in Exchange Footprint

Future of Rurban Financial Corp. Community Banking - 2006 Absorb Exchange Bank Acquisition Re-designate Main Office Optimize the Branch System Improve Profitability Make Lima A Separate Bank Build a Local Community Bank Profitable Growth State Bank and Trust Profitability target 90 to 100 Basis Points Range in 2006 Consider Branch Purchases in Northwest Ohio

Future of Rurban Financial Corp. Trust Services Continue Product Innovation Independently Managed Accounts Bank / Trust Company Operations Outsourcing Continue Revenue and Net Income Growth Exceed Performance of Market Indexes Exceptional Customer Service Grow in Footprint of Acquisitions

Future of Rurban Financial Corp. Data Processing Optimistic View of Revenue Growth Check 21 is a Growth Opportunity Six Banks Signed in the First Quarter Profit Growth May Slow in 2005 to Build for Future Growth New Building Infrastructure Investment Acquisitions Being Examined

Future of Rurban Financial Corp. Earnings 2004 Results $2.7 Million 67 basis Points on Average Assets 2005 Targets Target of $3.3 to $4 million 75 to 90 Basis Points on Average Assets

Future of Rurban Financial Corp. Stock Valuation Currently ( as of 3/31/05) Selling at 137% of Tangible Book Value Ohio Publicly Traded Banks at 199% of Tangible Book Value(1) Earnings Improvement Recognition of Franchise Value RDSI Valuation Future of Rurban is Bright and Exciting (1) KBW 12/31/04 Ohio Bank Peer Analysis, Median Value

Questions and Answers

Business Meeting Resumes Rob Constien President and CEO The State Bank and Trust Company